UNITED STATES

                SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549


                             FORM 8-K

                          CURRENT REPORT

             Pursuant to Section 13 or 15 (d) of the
                 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2000


                  GRAND PREMIER FINANCIAL, INC.
      (Exact name of registrant as specified in its charter)



        Delaware                        0-20987              36-4077455
(State or other jurisdiction    (Commission File No.)    (I.R.S. employer
   of incorporation)                                    identification no.)


         486 West Liberty Street, Wauconda, IL 60084-2489
       (Address of principal executive office)   (Zip code)

Registrant's telephone numbers, including area code: (847) 487-1818

                          Not Applicable
   (Former name or former address, if changed since last year)




ITEM 5. OTHER EVENTS

On February 22, 2000, Grand Premier Financial, Inc. issued the press release included as Exhibit 99 to this Form 8-K.




ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

   c) Exhibits

       99   Press release dated February 22, 2000.





                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   Grand Premier Financial, Inc.
                                           (Registrant)


Date: February 22, 2000            By: /s/ David L. Murray
                                       David L. Murray
                                       Senior Executive Vice President
                                       and Chief Financial Officer



                          EXHIBIT INDEX


Exhibit No.   Description

   99         Press release dated February 22, 2000.


                            EXHIBIT 99



Grand Premier Financial, Inc.
486 West Liberty Street
Wauconda, Illinois 60084-2489





FOR IMMEDIATE RELEASE
February 22, 2000

Contact:  David L. Murray, Sr. EVP/CFO - (847) 487-1818 Ext. 2150


SHAREHOLDERS APPROVE MERGER


Wauconda, Illinois - Grand Premier Financial, Inc. announced today that its common stockholders have approved a merger between Grand Premier Financial, Inc. and a wholly owned subsidiary of Old Kent Financial Corporation pursuant to which Grand Premier will be acquired by Old Kent. The approval took place at a special meeting of Grand Premier's stockholders held for that purpose on February 22, 2000. The merger is subject to regulatory approvals and is expected to be consummated in mid-April 2000.